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                                                                       EXHIBIT 2

                            Special Power of Attorney

The following legal entities and persons herewith mandate and empower, Dr. Andreas Jacobs, Chairman of Jacobs Holding AG, to sign on behalf of the signatories with single signing power all the necessary filings with SWX, SEC and Euronext / AMF regarding the following transaction with respect to Adecco
Shares:

     1. Formation of a group between Jacobs Holding AG, Jacobs Venture AG, Klaus J. Jacobs, Renata Jacobs, Lavinia Jacobs, Nicolas Jacobs, Philippe Jacobs and Nathalie Jacobs.

     2.   Purchase of additional Adecco Shares.

JACOBS HOLDING AG                           Zurich, November 26, 2005

/s/ Andreas Jacobs                          /s/ Conrad Meyer
------------------------                    ---------------------------
Andreas Jacobs                              Conrad Meyer
Chairman                                    Member of the Board

JACOBS VENTURE AG                           Zurich, November 26, 2005

/s/ Andreas Jacobs                          /s/ Conrad Meyer
------------------------                    ---------------------------
Andreas Jacobs                              Conrad Meyer
Chairman                                    Member of the Board


KLAUS J. JACOBS:        Zurich 26.11.05     /s/ Klaus J. Jacobs
                        ---------------     ---------------------------
                        Place, Date         Signature

RENATA JACOBS:          Zurich 26.11.05     /s/ Renata Jacobs
                        ---------------     ---------------------------
                        Place, Date         Signature

LAVINIA JACOBS,:        Zurich 26.11.05     /s/ Lavinia Jacobs
                        ---------------     ---------------------------
                        Place, Date         Signature

NICOLAS JACOBS :        Zurich 26.11.05     /s/ Nicolas Jacobs
                        ---------------     ---------------------------
                        Place, Date         Signature

PHILIPPE JACOBS:        Zurich 26.11.05     /s/ Philippe Jacobs
                        ---------------     ---------------------------
                        Place, Date         Signature

NATHALIE JACOBS:        Zurich 26.11.05     /s/ Nathalie Jacobs
                        ---------------     ---------------------------
                        Place, Date         Signature